================================================================================

                    SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                              --------------------




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 30, 1998


                               HLM DESIGN, INC.
              --------------------------------------------------
              (Exact name of Registrant as Specified in Charter)


      Delaware                       001-14137               56-2018819
----------------------------        ------------            ------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                    File Number)           Identification No.)


121 West Trade Street, Suite 2950, Charlotte, North Carolina     28202
--------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (704) 358-0779
                                                     --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On October 30, 1998, HLM Design, Inc. (the "Company") purchased all of the issued and outstanding common stock of JPJ Architects, Inc. ("JPJ") for an aggregate amount equal to $5.0 million, consisting of (i) $2.4 million in cash,
(ii) an aggregate of 240,000 shares of the Company's common stock having an aggregate value of $1,440,000 to be delivered on a delayed basis (the "Stock"), and (iii) subordinated promissory notes in the aggregate principal amount of $1,160,000 (the "Notes"). This acquisition was pursuant to a Stock Purchase Agreement dated October 30, 1998 (the "Agreement") among the Company, JPJ and JPJ's stockholders.

      The Agreement provides for, among other things, the delivery to JPJ's former stockholders of 30% of the aggregate number of shares of the Stock on each of October 30, 2000 and October 30, 2001 and 40% of the aggregate number of shares of the Stock on October 30, 2002. The Notes provide for payment of 30% of the principal amount on each of October 30, 2000 and October 30, 2001 and 40% of the aggregate principal amount on October 30, 2002. Following the consummation of the Agreement, the Company and JPJ entered into a Management and Services Agreement (the "MSA") whereby the Company will manage all aspects of JPJ other than the provisions of professional architectural services.

      The cash portion of the purchase price has been financed by the proceeds of the Company's initial public offering and from working capital.

      For additional information concerning the transaction, reference is made to the Agreement, the MSA and to the press releases issued as of November 3, 1998, copies of all of which are attached as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impractical to provide the required financial statements for JPJ at the time of the filing of this report on Form 8-K. Such required financial statements will be filed on or before January 15, 1999.

      (B) PRO FORMA FINANCIAL INFORMATION. It is impractical to provide the required PRO FORMA financial information for the Company at the time of the filing of this report on Form 8-K. Such PRO FORMA financial information will be filed on or before January 15, 1999.

      (C) EXHIBITS.

   Exhibit Number                       Description
-------------------         ------------------------------------------------
      99.1                  Stock Purchase Agreement dated as of October 30,
                            1998 among HLM Design, Inc., Bill D. Smith, FAIA,
                            Walter J. Viney, AIA, Richard E. Morgan, AIA,
                            Weldon W. Nash, Jr., FCSI, Ken G. Rowley, AIA,
                            Douglas R. Bissell, AIA, Paul H. Woodard, AIA, Jan
                            G. Blackmon, FAIA and JPJ Architects, Inc.

      99.2 Management and Services Agreement dated as of October 30, 1998 by and between HLM Design, Inc. and JPJ Architects, Inc.

      99.3                  Press Releases dated November 3, 1998.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HLM DESIGN, INC.



Date: November 16, 1998             By:     /s/ Vernon B. Brannon
                                        -------------------------------------
                                            Vernon B. Brannon
                                            Senior Vice President, Treasurer,
                                            Chief Financial Officer and
                                            Director